EXHIBIT 24(a)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Joe T. Ford
                                                     ---------------------------
                                             Name:       Joe T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/  Dennis  E. Foster
                                                     ---------------------------

                                             Name:        Dennis E. Foster

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Scott T. Ford
                                                     ---------------------------
                                             Name:       Scott T. Ford

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Jeffery R. Gardner
                                                     ---------------------------
                                             Name:       Jeffery R. Gardner

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed:  /s/ John R. Belk
                                                     ---------------------------
                                             Name:        John R. Belk

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Charles H. Goodman
                                                     ---------------------------
                                             Name:       Charles H. Goodman

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Emon A. Mahony, Jr.
                                                     ---------------------------
                                             Name:       Emon A. Mahony

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ John P. McConnell
                                                     ---------------------------
                                             Name:       John P. McConnell

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Frank E. Reed
                                                     ---------------------------
                                             Name:       Frank E. Reed

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ Ronald Townsend
                                                     ---------------------------
                                             Name:       Ronald Townsend

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of ALLTEL Corporation ("ALLTEL"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe
T. Ford, Scott T. Ford, Francis X. Frantz, and Jeffery H. Gardner, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of ALLTEL, to sign a Registration Statement on Form S-3 (or any successor form), together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act:), with respect to registering some or all of the unregistered shares of ALLTEL's common stock received by the stockholders of Liberty Cellular, Inc. and the unit holders of Kini L.C. (collectively "Liberty") in connection with ALLTEL's acquisition of Liberty, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 1999.


                                             Signed: /s/ William H. Zimmer, Jr.
                                                     ---------------------------
                                             Name:       William H. Zimmer, Jr.